RenaissanceRe Holdings Ltd. Creating value across market cycles Investor Presentation September 2008 Exhibit 99.2

Table of Contents Results Strategic Overview Reinsurance Individual Risk Ventures Hurricane Science Outlook

Maintaining discipline through a soft market –
growing tangible book value per common share
In millions except per share
amounts and percentages
December 31, 2007 June 30, 2008
Gross Premiums Written $1,810 $1,335
Operating Income* 735 308
Net Income 570 273
Common Equity 2,827 2,723
Operating Return on Common
Equity*
27.0% 22.3%
Combined Ratio 59.3% 52.5%
Tangible Book Value Per
Common Share*
$ 40.94 $ 42.14
*Information concerning the reconciliation of Non-GAAP measures can be found at the end of this presentation.

Tangible Book Value Per Common Share plus Accumulated Dividends*
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
23.3% 1993-2007
17.5% 1998-2007
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007

We have generated superior value across market cycles
Legend: Green =TBVPS; Yellow = accumulated dividends
*Information concerning the reconciliation of Non-GAAP measures can be found at the end of this presentation.

Results Strategic Overview Reinsurance Individual Risk Ventures Hurricane Science Outlook

We have maintained our unique culture and discipline…
Discipline - Disciplined underwriting team with a proven track record in hard and soft markets; history of identifying market inefficiencies
Talent & Culture - Experienced management team; risk management culture;
shared strategic vision
Use Of Technology – Proprietary models to analyze and aggregate risk; large databases to support decision making; recognize limits of modeling
Relationships - Excellent customer and broker relationships; recognized market leader; focus on adding value
Capital - Strong capitalization; strong loss reserves; multiple channels by which to access capital; disciplined capital management

…which provides us with important competitive advantages.
Superior Risk
Selection
• Underwriting excellence
• Premier risk modeling capabilities
• Confidence to quote risks in changing
environment
• Long term outperformance
Superior
Relationships
• Consistent exposure based pricing
• Quick response
• Customized products
• Capacity for large lines
• Advice on cat risk management
•Superior credit quality and willingness to
pay claims
• Normal “open market” position
- Plus preferred signings on open
market transactions
- Plus private market transactions
•Higher market share of attractive
business
Superior
Capital/Joint
Venture
Management
• Excellent financial rating
• Innovation
• Matching capital to risk
• Joint ventures
• Focus on underwriting
•Ability to expand and contrast capacity
in innovative ways
•Creates opportunities for clients &
capital providers
• Optimize return to investors

Multiple channels of access to capital is a competitive advantage
RNR
Long-term
JV Capital
(e.g. DaVinci)
Public
Equity
Reinsurance
Public
Debt
Short-term or
Soft Capital
(e.g.
Starbound I
& II)
Private/
Bank Debt

9 Our strategy: expand existing lines where attractive; leverage our strengths in new areas Credible Data/ Decision Support Tools Market Opportunity Cultural Fit

2,000
1,600
1,200
800
400
0
Individual Risk
Joint Venture*
RenRe Specialty
RenRe Cat
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008 proj. (1)

Our expansion strategy has been key to our growth
*Information concerning the reconciliation of Non-GAAP measures and cautionary information with respect to the 2008 projections can be found at the end of this presentation.
(1) 2008 projected premiums are based on July 2008 premium estimates of managed catastrophe premiums down 10%, individual risk premiums down 5%, and specialty reinsurance premiums written down 50%. These estimates were originally disclosed in the Company’s Annual Report on From 10-K for the year ended December 31,
2007 and were updated on the Company’s earnings call for the quarter ended June 30, 2008.
Gross Written Premium*

Results Strategic Overview Reinsurance Individual Risk Ventures Hurricane Science Outlook

Leveraging off of our market leading franchise
•
Exposure based pricing that
meets our portfolio return
hurdles
•
Quick response
•
Customized products
•
Capacity for large lines
•
Advice on cat risk management
•
Superior credit quality and
willingness to pay
•
Normal “open market” position
•
Plus preferred signings on open
market transactions
•
Plus private market transactions
•
Option to renew business
written for fully collateralized
vehicles
RNR delivers value
RNR gets preferred status

Reinsurance Strategy
•
Maintain strong relationships with brokers to see business on a “first call” basis
•
Use sophisticated analytical tools for superior risk selection
•
Cultivate risk management culture to monitor aggregation of risk
•
Strive for fast claims response to emphasize ability and willingness to pay
•
Continue to look for new lines of business
•
Continually compare deals, renew the best and get off the rest
•
Optimize the portfolio through inwards and outwards contracts

Extending our industry leadership:
different approaches to different cycles
• “Pedal to the metal” in existing
business
• Innovate to create capacity /
opportunity, working with
Ventures business:
- Sidecars
- Parametric solutions
• Maintain discipline around
exposure-based pricing
• Define value proposition for
brokers / buyers
• Strengthen existing business
operations
• Maintain discipline around
exposure based pricing
- “Deal we will do” versus
offered terms
• Cautiously pursue new
opportunities
• Return capital to
shareholders
Hard Market Strategies
Soft Market Strategies

Discipline requires knowing when to grow
and when to shrink
•
Market conditions matter – we decrease when conditions soften
(e.g. late 1990’s and 2008), and grow when pricing improves (e.g. 2002)
•
Specialty premium can be lumpy due to our willingness to participate on large lines; we remain disciplined in a more competitive market
0
500
1000
1500
1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008
proj.
(1)
Specialty
Managed Cat ceded to fully-collateralized J.V.'s*
Managed Cat*
*Information concerning the reconciliation of Non-GAAP measures and cautionary information with respect to the 2008 projections can be found at the end of this presentation.
(1) 2008 projected premiums are based on July 2008 premium estimates of managed catastrophe premiums down 10% and specialty reinsurance premiums written down 50%. These estimates were originally disclosed in the Company’s Annual Report on From 10-K for the year ended December 31, 2007 and were updated on the
Company’s earnings call for the quarter ended June 30, 2008.
Managed Catastrophe and Specialty Premiums

Results Strategic Overview Reinsurance Individual Risk Ventures Hurricane Science Outlook

17 17
Market conditions dictate writings – we will decrease when
conditions soften and grow when pricing improves
0
200
400
600
800
2002 2003 2004 2005 2006 2007 2008 Proj. (1)
$MM
Commercial Property Personal Lines Property Commercial Multi-line Multi Peril Crop
Individual Risk Premiums
(1) 2008 projected individual risk premiums are based on July 2008 premium estimates of  premiums down 5%. These estimates were originally disclosed in the Company’s Annual Report on From 10-K for the year ended December 31, 2007 and were updated on the Company’s earnings call for the quarter ended
June 30, 2008.

Individual Risk Strategy
Our focus is on high margin primary insurance and quota share reinsurance
We partner with other insurance companies and program managers
(intermediaries) who source the risk and provide back office support
We target a small number of partners with the following characteristics:
– Leaders in their classes of risk
– Large premium volume
– Efficient back offices
– Focused on data, systems and rigorous risk analytics
We are developing proprietary risk modeling tools to track and evaluate exposures

RenaissanceRe

Agro National

- Agro National: a managing general underwriter of crop insurance
- We partnered with Agro National over the past four years to write multi-peril crop insurance policies
- Acquisition provides means to expand in growing agricultural market

Claims Management Services

- CMS: a privately-held provider of claims administration, adjustment and consulting services
- Provided third party administrative services to our subsidiaries on an outsourced basis since 2005
- CMS has important operational capabilities and some of the best claims adjusters in the business

Extending into attractive markets and expanding our operational capabilities 19

Results Strategic Overview Reinsurance Individual Risk Ventures Hurricane Science Outlook

Ventures has supported business growth in three key areas
• Catastrophe Portfolio
Participation CPPs -
Participation in the results
of our property cat book
• Starbound I
& II (Florida)
• Timicuan Re (Florida)
• Cat Bonds
• Other
• Platinum (2002) – IPO spin-off
of St. Paul’s reinsurance
operations
• ChannelRe Holdings Ltd.
(2004) – Financial guarantee
reinsurer in partnership with
MBIA, Partner Re and Koch
Financial
• Tower Hill (2005) -
Recapitalization of Florida
primary insurance companies
• Top Layer Re
• DaVinci Re
• OPCat
Examples
• Custom packaging
and selling of risk
• Strategic investments to
capitalize upon market
dislocations
• Attractive businesses that we
prefer to invest in rather than
operate
• Continue to selectively
consider large deals or other
classes of business
• Leveraging RenRe’s
capabilities and reputation
as a leading property cat
reinsurer
• Very active role in the
management, oversight
and corporate governance
of the entities
Business
3) Customized Reinsurance 2) Strategic Investments 1) Property Cat Joint Ventures

Results Strategic Overview Reinsurance Individual Risk Ventures Hurricane Science Outlook

Extending scientific leadership:
hurricane risk mitigation
RenaissanceRe has been investigating the damage patterns and economic impact of catastrophic storms for many years.
By contributing to hurricane risk mitigation efforts, we are seeking to:
–
Learn new information about behavior and frequency of forces for underwriting
–
Increase the resiliency of storm-exposed communities by contributing to the development of effective mitigation techniques and products
–
Reduce the frequency of claims and the severity of the financial impact of storms to the (re)insurance industry

RenaissanceRe

STORMSTRUCK

RenaissanceRe wall of wind

HURRICANE RISK MITIGATION LEADERSHIP FORUM

NORTHEAST HURRICANE MITIGATION LEADERSHIP FORUM

Our current hurricane risk mitigation efforts include StormStruck™ The RenaissanceRe Wall of Wind The Hurricane Risk Mitigation Leadership Forum series

Results Strategic Overview Reinsurance Individual Risk Ventures Hurricane Science Outlook

$0
$5
$10
$15
$20
$25
$30
$35
$40
$45
$50
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007
Our goal remains long-term growth in tangible book
value per common share plus accumulated dividends
-20%
-10%
0%
10%
20%
30%
40%
50%
Operating ROE*
Tangible Book Value Per Common Share plus
Accumulated Dividends*
* Information concerning the reconciliation of Non-GAAP measures can be found at the end of this presentation.
Tangible book value per common share plus accumulated dividends has grown at an annualized rate of 17.5% from 1998 through 2007 – driven by a track record of strong
Operating Return on Equity

RenaissanceRe is well-positioned
Balance sheet and capital base are stronger than at any point in our 15 year history
Our organization is strengthened by new talent, widening our breadth of expertise
Our distinctive corporate culture remains a key competitive advantage
We continue to strengthen our position as a leader in property cat reinsurance with superior risk analytics
We view ourselves as a capital provider to our clients and provide capital principally in the form of reinsurance, alternative forms of capital are provided to meet clients’ evolving needs
We are well positioned for 2008, remaining disciplined and focused on growth where we see attractive opportunities

Safe Harbor Statement
Cautionary Statement under "Safe Harbor” Provisions of the Private Securities Litigation Reform
Act of 1995:
Statements made in this presentation contain information about the Company's future business prospects. These statements may be considered "forward-looking." These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. Forward-looking statements are only as of the date they are made and we do not undertake any obligation to update or revise publicly any forward-
looking statements, whether as a result of new information, future events or otherwise. For further information regarding cautionary statements and factors affecting future results, please refer to
RenaissanceRe Holdings Ltd.’s filings with the Securities and Exchange Commission, including its
Annual Report on Form 10-K for the year ended December 31, 2007 and its Quarterly Reports on
Form 10-Q for the quarters ended March 31, 2008, and June 30, 2008.
This presentation includes certain non-GAAP financial measures within the meaning of Regulation
G including "operating return on equity", “operating income”, “tangible book value per common share”, "tangible book value per common share plus accumulated dividends” and “managed catastrophe premium”. A definition of such measures and a reconciliation of these measures to the most comparable GAAP figures in accordance with Regulation G is available in the Company's
2007 Annual Reports and the February 5, 2008, April 29, 2008, and July 29, 2008 Press Releases
which are located on the Company's website www.renre.com under “Investor Information/Current
News”.

RenaissanceRe Holdings Ltd. Renaissance House 8–20 East Broadway Pembroke, HM 19 Bermuda Tel: (441) 295-4513 www.renre.com